Exhibit 99.1

 Raymond James U.S. Bank Conference  September 9-10, 2020

 FORWARD LOOKING STATEMENTS  This presentation and statements by the Company’s management contains “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Forward looking statements can be identified by words such as “anticipated,” “expects,” “intends,” “believes,” “may,” “likely,” “will” or other statements that indicate future periods. Such statements include, without limitation, statements regarding management’s predictions or expectations about future economic conditions, statements about the Company’s business or financial performance, as well as management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties which change over time and other factors which could cause actual results to differ materially from those currently anticipated. These risks and uncertainties include, but are not limited to: the impact of the recent outbreak of COVID-19 on our business, including the impact of the actions taken by governmental authorities to try and contain the virus or address the impact of the virus on the United States economy (including, without limitation, the CARES Act), and the resulting effect of these items on our operations, liquidity and capital position, and on the financial condition of the Company’s borrowers and other customers; conditions in the financial markets and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas, including the effects of declines in housing markets, an increase in unemployment levels and slowdowns in economic growth; the Company’s level of nonperforming assets and the costs associated with resolving problem loans including litigation and other costs; the impact of changes in interest rates; credit quality and strength of underlying collateral; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial and industrial loans in the Company’s loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of the Company’s operations and potential expenses associated with complying with such regulations; possible additional loan losses and impairment of the collectability of loans; the Company’s ability to comply with applicable capital and liquidity requirements; any further impairment of the Company’s goodwill or other intangible assets; losses resulting from pending or potential litigation claims may exceed amounts accrued with respect to such matters; system failure or cybersecurity breaches of the Company’s network security; the Company’s ability to recruit and retain key employees; the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and man-made disasters including terrorist attacks; the effects of any reputation, credit, interest rate, market, operational, legal, liquidity, regulatory and compliance risk resulting from developments related to any of the risks discussed above; litigation and other risks and uncertainties. Additional risks and uncertainties are contained in the “Risk Factors” and forward-looking statements disclosure in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The inclusion of this forward-looking information should not be construed as a representation by us or any person that future events, plans, or expectations contemplated by us will be achieved. Forward-looking statements are as of the date they are made, and the Company does not undertake to update any forward-looking statement, whether written or oral, whether as a result of new information, future events, or otherwise, except as required by law.  2

 ABOUT US

COMPANY OVERVIEW

- #1 local business bank in the Baltimore MSA
- Only locally headquartered bank in top 10 deposit market share
- 15 branches located along I-95 corridor
- Branches span 85 miles at farthest points and average $100M in deposits per branch
- Focused on SMEs providing excellent growth platform with acquisition and cross-sell opportunities
- Cost-savings and operational efficiencies provide increased scalability
- Uniquely poised to take advantage of consolidation disruption in the market



15 Branches
Aberdeen
Annapolis
Bel Air
Canton
Centennial Place
Columbia Towers
Dundalk
Glen Burnie
Owings Mills
Parkville
Remington
Rising Sun
Snowden River
Timonium
White Marsh
85 miles

HOWARD BANCORP

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 OUR MANAGEMENT TEAM  Mary Ann ScullyChairman & CEO  30+ years experience  Robert KunischPresident & COO  28+ years experience  Bob CarpenterChief Financial Officer  30+ years experience  5

 NON-GAAP INFORMATION  This presentation contains references to financial measures that are not defined in generally accepted accounting principles (“GAAP”). Such non-GAAP financial measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate the non-GAAP financial measures that we discuss in this press release may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures we have discussed in this press release when comparing such non-GAAP financial measures.The Company’s management uses non-GAAP financial measures as management believes that non-GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. The Company has excluded the after tax impact of its recently exited mortgage banking activities, the goodwill impairment charge, and items determined to be infrequently occurring, as well as a one-time income tax benefit as a result of the CARES Act. The reconciliation is presented in the Appendix to this presentation.  6

INVESTMENT VALUE THESIS

- Strong positioning in the market as largest locally-owned bank and 3rd largest state-headquartered bank
- PPNR growth combined with additions to ALLL, strong TCE, and strong asset quality trends protects company from economic uncertainty
- Outsized participation in PPP enhances EPS and furthers opportunities to take loan and deposit share
- Industry wide margin compression mitigated by funding costs dropping faster than portfolio loan yields
- Economic uncertainty and headwinds with 79% YOY increase in the allowance leading to:
  - 1.43% coverage (portfolio loans)
  - 1.4x coverage (classified assets)
- Decreasing levels of loan deferrals
- No significant concentrations in individual customer exposures and/or highly impacted industries
- Above well capitalized at 11.66% CET1
- Exceptionally strong liquidity

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 COVID-19 UPDATES

COVID-19: IMPACT ON LOCAL ECONOMY

- 70% of economy remained open
- May 15 – State entered stage 1 of recovery plan; stay-at-home order lifted
- June 5 – State entered stage 2 of recovery plan; lifted order requiring closure of non-essential businesses
- September 4 – State entered stage 3 of recovery plan
    - Flexible, community-based approach with jurisdictions to decide timing of reopening
    - All county schools authorized to begin safely reopening, with jurisdictions to decide timing of reopening
- 100% of the economy is now open and, subject to certain restrictions and adherence to health and safety guidelines, able to operate safely
- State's unemployment rate is much lower than national rate and best among states in our region
    - 7.6% July unemployment in Maryland vs. 10.2% for the US and 8.3% for the Fifth Federal Reserve District- consistent with historical outperformance of the state (MD was 3.3% pre-COVID)
- Statewide trends are positive:
    - Case rate per 100,000 jumped from a low of 5 in mid-June to 15 at end of July but steadily declining to 8.5 on August 31
    - Positivity rate down to under 4% throughout August
- Willingness to re-inforce restrictions
- Proactive stance resulting in changed behaviors

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COVID-19: CUSTOMER EXPERIENCE & EMPLOYEE OPERATIONS

- Increase in digital banking:
  - 8% increase in online banking enrollments
  - 11% increase in mobile banking enrollments
- Decrease in traditional banking:
  - 30% decrease in in-branch transactions
- 22% YOY reduction in card transaction volumes
- Increase in digital investments:
  - Online account opening
  - Zelle®
  - Architect upgrades
  - Business line dashboard
- Branches still operating successfully via drive-thru and call-ahead service
- Headquarter and regional commercial staff still operating successfully from home

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 WELL-POSITIONED FRANCHISE

 CAPITAL POSITION  Regulatory capital ratios exceeded all well-capitalized standards:Tier 1 leverage ratio of 9.18% (up from 9.10% prior quarter)CET1 and Tier 1 capital ratios of 11.66% (up from 10.95% prior quarter)Total capital ratio of 14.09% (up from 13.16% prior quarter)Recorded goodwill impairment charge of $34.5 million in 2Q20  12

 LIQUIDITY POSITION  Continued reduction to excess on-balance sheet liquidity from pandemicContinued increase in our contingency funding capacity at both the FHLB and FRBLimited usage of the FRB’s Paycheck Protection Program Lending Facility (“PPPLF”) to date$31.1 million of borrowings as of June 30, 2020 Limited usage due to strong customer deposit growth and availability of lower-cost alternative short-term funding sources Considering an increase in our utilization of the PPPLF in the third quarterAdditional liquidity is available through Federal funds lines and wholesale deposits often at rates lower than the PPPLF   As of June 30, 2020:    13

 SBA PAYCHECK PROTECTION PROGRAM  Additional $1.5M funded through July 24th Most PPP loans made to existing customersProcessing fees being deferred and amortized over contractual life of loansEffective PPP yield 2.53%Contributed $1.0M of pretax income for 2Q20    14

LOAN PORTFOLIO COMPOSITION

- 68.8% of total portfolio loans (excluding PPP loans) are commercial which is consistent with successful differentiated market positioning
- Commercial loan volumes down due to pandemic, new loan acquisition still occurring with strong clients
- Residential loan balances reduced due to sale of mortgage division and current refinance boom due to historically low rates



Loan Mix Trend
6/30/20
3/31/20
12/31/19
6/30/19
12/31/18
$1.90 B
$1.76 B
$1.75 B
$1.70 B
$1.65 B
$0
$500
$1,000
$1,500
$2,000
(in millions)
CRE - OO
C&I
CRE - NOO
Residential
Consumer
PPP



Loans by Customer Segment
6/30/2020 (millions)
$47, 2%
$194, 10%
$246, 13%
$353, 19%
$582, 31%
$477, 25%
CRE-OO
C&I
CRE-NOO
Residential
Consumer
PPP

HOWARD BANCORP

"Portfolio loans," which exclude PPP loans, is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.

15

 CREDIT LINE UTILIZATION  Commercial line outstandings decreased by $31.1M in Q2Line utilization down ~5% compared to last yearLine utilization is down due to higher liquidity levels for our borrowers  16  Line Usage as % of Total Commitment

CREDIT CULTURE & UNDERWRITING STANDARDS

- Strong credit culture built from experience
- Credit-trained Loan Officers charged with generation of quality assets
- Deep, tenured credit bench with several members 20+ years experience with larger institutions
- Focus on building long-standing relationships with local sponsors well-known to management, lending in markets where we have a physical presence

- Global underwriting employed in CRE & C&I
- Secured cash flow lenders-DSC and LTV guidelines
- Management Loan Committee reviews transactions of $3M+
- Credit sign-off required for transactions of $1.5M+
- Tenured Special Assets team with record of problem resolution and capital preservation
- Rigorous top-down analysis of sectors complements traditional bottom-up analysis
- Constant migration analyses

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 ASSET QUALITY TRENDS  NPAs include NPL’s (i.e., nonaccruals and troubled debt restructurings) and OREO.Net charge offs (“NCOs” Annualized) / Average Loans for the three months ended in each respective quarter.Classified Loans is the sum of loans rated substandard, doubtful and loss.“Portfolio loans,” which exclude PPP loans, is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.  18  NCO’s (2) / Average Portfolio Loans  Classified Loans (3) / Portfolio Loans (%)  NPA’s / Total Assets (%) (1)  Accruing 30+ Days PD / Portfolio Loans (%)

 ASSET QUALITY TRENDS (continued)  Net charge offs (“NCOs” Annualized) / Average Loans for the three months ended in each respective quarter.“Portfolio loans,” which exclude PPP loans, is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.  Allowance / NPL’s (%) (1)  Allowance / Portfolio Loans (%)  19  Allowance + FV Marks (% of Portfolio Loans)

 LOAN MODIFICATIONS FOR BORROWERS  Loan modifications to qualified borrowers consist primarily of interest-only and P&I deferrals, generally for periods of 2-3 months but for as long as 6 months. $ balances modified in the following table are in millions: Total modifications as of Sept 3, 2020 were $148.0M (8.7% of total portfolio); $143.4M of loans have come off modification since June 30, 2020 and $166.7M have come off modification since April 24, 2020.   Modifications Trend     Modifications are expressed as a % of June 30, 2020 “Portfolio loans,” which exclude PPP loans, and is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.  20

 LOAN MODIFICATIONS FOR BORROWERS  Loan modifications have continued to decline since the balances we reported in our Q2 ‘20 earnings presentation. $ balances modified in the following table are in millions: Two CRE loans totaling $2.6 million had their deferral extended during this period.Total modifications as of September 3, 2020 were $148.0M (8.7% of total portfolio); $79.9M of loans have come off modification since July 24, 2020 and $166.7M have come off modification since April 24, 2020.   As of July 24, 2020 New Ended As of September 3, 2020    Modifications are expressed as a % of June 30, 2020 “Portfolio loans,” which exclude PPP loans, and is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.  21

 The following table presents the industry segments within our loan portfolio that may be most highly impacted by COVID-19. Loan and PPP balances are at June 30, 2020; loan modification balances are as of July 24, 2020; totals in millions: Potential highly impacted loan sectors are unchanged from 1Q20Modifications represent 57% of total commercial / CRE loan modifications as of July 24SBA PPP relief represents 20% of total PPP approvals as of July 24De minimis exposure to Energy, Travel, Transportation & Aerospace, Trucking      POTENTIALLY HIGHLY IMPACTED LOAN SECTORS  Loan balances are expressed as a % of June 30, 2020 “Portfolio loans,” which exclude PPP loans, and is a non-GAAP measure.See the reconciliation of GAAP to non-GAAP in the Appendix.  22

POTENTIALLY HIGHLY IMPACTED LOAN SECTORS

Hotels

- Seasoned operators
- No conference reliance
- No dependence on air or business travel
- Limited restaurants
- No destination properties
- Primarily drive-up hotels
- All are reopened
- 13 loans
- Total loan balance - $60.8M
- Average loan size - $4.7M

Nursing and Residential Care

- Balance distribution:
  - Assisted living - 84%
  - Disability, Mental Health, and Substance Abuse - 16%
- 15 loans
- Total loan balance - $39.7M
- Average loan size - $2.6M

CRE Retail

- Generally grocery store anchored or service-driven non-grocery store anchored
- No malls or big box stores
- 71 loans
- Total loan balance - $109.1M
- Average loan size - $1.5M

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INCREASED ALLOWANCE FOR CREDIT LOSSES

The following table presents our allowance, both in $ and as a % of total loans[1], for the most recent three quarters; $ in thousands:

	December 31, 2019		March 31, 2020		June 30, 2020	
Portfolio	$	%	$	%	$	%
CRE - NOO	$ 2,968	0.67%	$ 4,130	0.92%	$ 5,752	1.27%
CRE - OO	788	0.33%	1,254	0.50%	1,660	0.67%
Construction & Land	1,256	0.98%	1,192	0.91%	1,530	1.19%
Commercial	2,103	0.56%	2,950	0.76%	3,398	0.96%
Residential mortgage	2,256	0.52%	2,204	0.51%	2,355	0.58%
Home equity	478	0.64%	863	1.21%	868	1.29%
Consumer	552	1.18%	791	1.77%	821	1.76%
Total	$ 10,401	0.60%	$ 13,384	0.76%	$ 16,384	0.96%
Total commercial	$ 7,115	0.60%	$ 9,526	0.78%	$ 12,340	1.04%
Total personal	3,286	0.59%	3,858	0.71%	4,044	0.77%

- Rolling average loss rate used continued to decline
  - 2Q20: 0.20% | 1Q20: 0.25% | 4Q19: 0.29%
- No specific allocations were required
- Allowance increased by 20 bps in Q2 solely through qualitative factors
- Expecting risk rating downgrades and potential increases in charge-offs in future
  - $3.0M provision; $2.97M increase in 6/30/20 allowance over 3/31/20 level; YTD increase of $6.0M
- Credit marks plus the allowance is 1.43% of Portfolio Loans at June 30, 2020

HOWARD BANCORP

June 30, 2020 is expressed as a % of "Portfolio loans," which exclude PPP loans, and is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.

24

 NET INTEREST INCOME & NIM  Change in funding mix led to a decrease in interest expense which more than offset the reduction in interest income from 1Q20 to 2Q20Mix of fixed rate loan assets and high percentage of low cost transaction deposits provides protection against declining ratesNIM decreased 12 bps vs. 1Q20+34 bps reduced cost of interest-bearing liabilities-43 bps earning asset yields-4 bps effect of non-interest-bearing depositsExcess liquidity from Q1 adversely impacted Q2 NIM  25

LOAN YIELDS & DEPOSIT RATE TRENDS

- Loan yield down 69 bps from Q2 '19 (ex. PPP loans)
- Good mix of fixed rate loans partially mitigates the rate of decline in yield
- Dramatic drop in market rates during last five quarters, including:
    - Prime – down 225 bps
    - 10 year Treasury – down 165 bps
    - 1 month LIBOR – down 208 bps
    - Fed Funds (effective) – down 234 bps
- Average rate on customer CDs down 25 bps from Q2 '19 and down 20 bps from Q1 '20
    - Average will continue a downward trend as CDs reach maturity dates and reinvest at lower market rates
- Average rate on interest bearing non-maturity deposits down 33 bps from Q2' 19 and down 29 bps from Q1 '20


Deposit Rates & Quarterly Avg Interest Rates
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1 Mth LIBOR, 2.44%
Effective FF, 2.40%
10 Yr Treasury, 2.34%
Rate Paid on Customer CD's, 1.85%
Rate Paid on Customer CD's, 1.59%
Rate Paid Int-Bearing Non-Mat Deposits, 0.56%
10 Yr Treasury, 0.69%
1 Mth LIBOR, 0.36%
Rate Paid Int-Bearing Non-Mat Deposits, 0.25%
Effective FF, 0.06%
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20


Loan Yields & Quarterly Avg Interest Rates
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Prime, 5.50%
Portfolio Loan Yields, 4.31%
Portfolio Loan Yields, 5.00%
Loan Yields with PPP, 4.18%
1 Mth LIBOR, 2.44%
Prime, 3.25%
Effective FF, 2.40%
10 Yr Treasury, 2.34%
10 Yr Treasury, 0.69%
1 Mth LIBOR, 0.36%
Effective FF, 0.06%
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20

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 DEPOSIT COMPOSITION & TRENDS  Transaction deposits now 47% of total depositsCost of deposits 51 bps vs. 77 bps in March 2020Demand deposits grew by $188M from March 2020 to June 2020 Lower spending activity; higher customer liquidity levels common  27  $1.72 B  $1.69 B

GROWTH & OPPORTUNITIES

- Leverage heightened brand awareness
- Hire experienced Commercial Bankers
  - Commercial and Industrial
  - Commercial real estate
  - Business Bankers & Business Development Officers
- Continue expanding into the greater Washington, D.C. marketplace
- Restructured health care lending team along with increased consumer lending as part of higher asset yield strategies
- Increase non-interest income
  - Treasury Management services
  - Unused line of credit fees
  - Letter of credit fees
  - Interchange income
  - Strategy Corps partnership to offer subscriptions attached to checking accounts
- Continue growing Consumer Loan portfolio
  - Home Equity Line of Credit
  - Marine lending
- Reduce our costs of funds

HOWARD BANCORP
28

 COST SAVINGS POST-MERGER  532 employees in March 2018; 238 employees today 28 branches proforma March 2018; 15 branches today Core processing renegotiation completed in 4Q1922% savings of combined core bank(s)Continued cost savings initiativesVariable expense reductionsProcess improvements leveraging digitalization   29

   QUARTERLY HIGHLIGHTS  “Pre-provision net revenue”, “Tangible book value”, and “Core” are non-GAAP financial measures.See the GAAP to non-GAAP Reconciliation at the end of this presentation for more details.    ($ in thousands)  Q2 '20     Q1 '20     Q2 '19     Cur Qtr vs. Prior Qtr     Cur Qtr vs. Prior Yr                                          REPORTED (LOSS) EARNINGS                    Pre-provision net revenue (Non-GAAP)   $ (24,749)     $ 6,331      $ 3,741      $ (31,080)     $ (28,490)  Net (loss) income (GAAP)   $ (29,409)     $ 3,343      $ 2,088      $ (32,752)     $ (31,497)                      CORE EARNINGS                    Core pre-provision net revenue (PPNR)   $ 7,931      $ 6,989      $ 6,141      $ 942      $ 1,790   Core net income (Non-GAAP)   $ 3,725      $ 2,646      $ 3,840      $ 1,078      $ (115)  Core diluted EPS (Non-GAAP)   $ 0.20      $ 0.14      $ 0.20      $ 0.06      $ (0.00)                      BOOK VALUES PER SHARE                    Book Value per Share (GAAP)   $ 15.14      $ 16.85      $ 15.92      $ (1.71)     $ (0.78)  Tangible Book Value per Share (non-GAAP)   $ 13.08      $ 12.91      $ 11.94      $ 0.17      $ 1.14   30

 EARNINGS SNAPSHOT  (1) ,(2)“Pre-provision net revenue” and “Core” are non-GAAP financial measures.See the GAAP to non-GAAP Reconciliation at the end of this presentation for more details.  Reported Net Income (Loss) & EPS    31

PROFITABILITY MEASURES

Reported	2Q20	1Q20	2Q19	2Q20 vs. 1Q20	2Q20 vs. 2019
Pre-provision net revenue (Non-GAAP)	$ (24,749)	$ 6,331	$ 3,741	$ (31,080)	$ (28,490)
Net (loss) income (GAAP)	$ (29,409)	$ 3,343	$ 2,088	$ (32,752)	$ (31,497)
Diluted EPS (GAAP)	$ (1.57)	$ 0.18	$ 0.11	$ (1.75)	$ (1.68)
Efficiency ratio (GAAP)	208.18%	69.70%	83.87%	66.17%	79.34%
Return on average common equity (GAAP)	-37.06%	4.27%	2.76%	-41.33%	-39.82%
Tangible return on average tangible common equity (Non-GAAP)	9.06%	6.39%	4.62%	2.68%	4.44%
Return on average assets (GAAP)	-4.68%	0.57%	0.37%	-5.24%	-5.05%
Tangible return on average tangible assets (Non-GAAP)	0.91%	0.67%	0.49%	0.24%	0.43%

Core	2Q20	1Q20	2Q19	2Q20 vs. 1Q20	2Q20 vs. 2019
Core pre-provision net revenue (PPNR)	$ 7,931	$ 6,989	$ 6,141	$ 942	$ 1,790
Core net income (Non-GAAP)	$ 3,725	$ 2,646	$ 3,840	$ 1,078	$ (115)
Core diluted EPS (Non-GAAP)	$ 0.20	$ 0.14	$ 0.20	$ 0.06	$ (0.00)
Core efficiency ratio (Non-GAAP)	60.01%	63.83%	68.07%	-3.99%	-3.69%
Core return on average common equity (Non-GAAP)	4.69%	3.38%	5.07%	1.31%	-0.38%
Core tangible return on average tangible common equity (Non-GAAP)	6.85%	5.23%	7.68%	1.62%	-0.83%
Core return on average assets (Non-GAAP)	0.59%	0.45%	0.69%	0.14%	-0.09%
Core tangible return on average tangible assets (Non-GAAP)	0.69%	0.55%	0.81%	0.14%	-0.12%

HOWARD BANCORP

"Pre-provision net revenue", "Tangible return on average tangible common equity", "Tangible return on average tangible assets", and "Core" are non-GAAP financial measures. See the GAAP to non-GAAP Reconciliation at the end of this presentation for more details.

32

VALUE PROPOSITION RECAP

- Unique market positioning strengthened by PPP process and performance
- Continued growth and funding strengths exhibited
- Core operating & PPNR growth
- Mitigated short-term headwinds of liquidity and PPP impact on asset yields
- Well-prepared and positioned for once-in-a-century exogenous shock-safety, customer access, diversified portfolios, expanded allowance, liquidity, capital
- Securities gains and PPP income building ALLL; PPNR increasing unallocated capital
- Continued technology investments for long-term efficiency
- Breadth and depth of team demonstrated in resilience
- Retaining, rewarding deep bench of experienced bankers and attracting new talent

HOWARD BANCORP

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APPENDIX

 QUARTERLY FINANCIAL PERFORMANCE  35

 QUARTERLY FINANCIAL PERFORMANCE (continued)  36

 EARNING ASSET YIELDS  37

 FUNDING RATES & NIM  38

 GAAP TO NON-GAAP RECONCILIATION  39

 GAAP TO NON-GAAP RECONCILIATION  40

 GAAP TO NON-GAAP RECONCILIATION  41

 GAAP TO NON-GAAP RECONCILIATION  42

 GAAP TO NON-GAAP RECONCILIATION  43

 GAAP TO NON-GAAP RECONCILIATION  44

 GAAP TO NON-GAAP RECONCILIATION  45

 GAAP TO NON-GAAP RECONCILIATION  46

 GAAP TO NON-GAAP RECONCILIATION  47

 GAAP TO NON-GAAP RECONCILIATION  48

 GAAP TO NON-GAAP RECONCILIATION  49